SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2005
                                                         -----------------

                               PARKERVISION, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

        Florida                     0-22904               59-2971472
-------------------------    ----------------------    ------------------
    (State or Other               (Commission            (IRS Employer
    Jurisdiction of              File Number)          Identification No.)
     Incorporation)

8493 Baymeadow Way, Jacksonville, Florida                           32256
-----------------------------------------                           -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code    (904) 737-1367
                                                      --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.01 -- Entry into a Material Definitive Agreement

      On November 21, 2005, ParkerVision, Inc. ("Company") entered into a Shareholder Protection Rights Agreement ("Rights Agreement") with American Stock Transfer & Trust Company, as rights agent ("Rights Agent").

      The Rights Agreement is attached hereto as Exhibit 4.1. The form of Rights Certificate ("Rights") is Exhibit A to the Rights Agreement and the form of Certificate of Designations of the Preferences, Limitations and Relative Rights of Series E Preferred Stock ("Series E Preferred Stock") is Exhibit B to the Rights Agreement. The Rights Agreement, as well as its exhibits, are incorporated hereby by reference. The description of the Rights included herein does not purport to be complete and is qualified in its entirety by reference to
Exhibit 4.1. The full description and terms of the Rights are set forth in the Rights Agreement and its exhibits. Capitalized terms in this Current Report, if not defined herein, have the definitions as set forth in the Rights Agreement.

      The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by a majority of the Board of Directors. However, the Rights should not interfere with any merger or other business combination approved by the majority of the Board of Directors because the Rights may be redeemed by the Company at $.01 per Right at any time, on or prior to the close of business on a Flip-In Date. Thus, the Rights are intended to encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors. However, the effect of the Rights may be to discourage a third party from making a partial tender offer or otherwise attempting to obtain a substantial equity position in the equity securities of, or seeking to obtain control of, the Company. To the extent any potential acquirers are deterred by the Rights, it may have the effect of preserving incumbent management in office.

      The Rights Agreement was not adopted and entered into as a result of, or in response to, any effort to acquire control of the Company. The Board of Directors is not aware of any such effort. The Rights Agreement has been adopted in order to strengthen the ability of the Board of Directors to protect the interests of the shareholders of the Company. The Rights Agreement is not intended to prevent a takeover at a full and fair price, and it will not do so.

Item 3.03 -- Material Modification to Rights of Security Holders

      On October 18, 2005, the Board of Directors of the Company approved the form of the Rights Agreement, Rights Certificate and Certificate of Designations for the Series E Preferred Stock. The Company executed the Rights Agreement on November 21, 2005 at which time it filed the Certificate of Designations.

      In order to effectuate the Rights Agreement, On November 17, 2005, the board of directors declared a distribution of one Right for each outstanding share of Common Stock, par value $.001 per share ("Common Stock"), to the shareholders of record at the close of business on November 29, 2005, and for each share of Common Stock issued by the Company thereafter and before the Separation Time.

      Summary of Rights Agreement
      ---------------------------

      General
      -------

      Each Right entitles the registered holder, subject to the terms of the Rights Agreement, to purchase from the Company one ten-thousandth (1/10,000th) of a share of Series E Preferred Stock from the Separation Time to the Expiration Time. Until the Separation Time, no Right may be exercised and will be evidenced by the certificate of the share of Common Stock with which it is associated and will be transferable only together with the associated Common Stock. After the Separation Time and prior to the Expiration Time, the Rights may be exercised and transferred independently of the associated shares of Common Stock. After the Separation Time, the Rights Agent will issue certificates representing the Rights in the form provided in the Rights Agreement. Rights will be exercisable on any Business Day after the Separation Time until the Expiration Time upon payment of the Exercise Price and delivery of the rights Certificate and payment to the Rights Agent. Any number of Rights may be exercised. There is no requirement to exercise all the Rights that may be held.

      The Exercise Price is $45.00, subject to adjustment as provided in the Rights Agreement, including adjustments for stock splits, stock combinations, stock dividends and similar events. The Exercise Price is payable in cash or by certified check or bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company.

      The Separation Time is the earlier of (i) the tenth Business Day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time) after the date on which any Person commences a tender or exchange offer which, if consummated, would result in that Person becoming an Acquiring Person and (ii) the Flip-In Date, which is the tenth Business Day after the date on which a person becomes an Acquiring Person; provided, that if any tender or exchange offer referred to in clause (i) above is canceled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock, then the offer shall be deemed never to have been made.

      An Acquiring Person shall mean any Person who, alone or together with all Affiliates and Associates, is a Beneficial Owner of 15% or more of the outstanding shares of Common Stock. Specifically excluded from the definition of Acquiring Person is (i) the Beneficial Owner of 15% or more of the outstanding shares of Common Stock on the date of the Rights Agreement or who shall become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock solely as a result of an acquisition by the Company of shares of Common Stock, until such time as any such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock, (ii) the Beneficial Owner of 15% or more of the outstanding shares of Common Stock, but who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if the Person promptly enters into an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that the Person ceases to be the Beneficial Owner of 15% or more of the outstanding shares of Common Stock, and (iii) the Beneficially Owner of shares of Common Stock consisting solely of one or more of (A) shares of Common Stock that are Beneficially Owned pursuant to the grant or exercise of an option granted to the Person by the Company in connection with an agreement to merge with, or acquire, which the Company entered into prior to a Flip-In Date,
(B) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) Beneficially Owned by a Person or its Affiliates or Associates at the time of grant of such option, or (C) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) acquired by Affiliates or Associates of the Person after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock. Additionally, the following shall not be deemed Acquiring
Persons: (i) Mr. Jeffrey Parker (the Company's current chief executive officer) and his Affiliates and family members; (ii) the Company; (iii) any wholly owned Subsidiary of the Company; and (iv) any employee stock ownership or other employee benefit plan of the Company or a wholly owned Subsidiary of the Company. Person means any individual, firm, partnership, association, group or other corporation or entity.

      Beneficial Ownership of any securities means those securities of which a Person is or may be deemed to be the beneficial owner pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the date of the Rights Agreement, and any securities of which the Person or its Affiliates or Associates has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, other rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to have "Beneficial Ownership" of, or to "Beneficially Own," any security (i) solely because such security has been tendered pursuant to a tender or exchange offer made by a Person or its Affiliates or Associates until the tendered security is accepted for payment or exchange, or (ii) solely because a Person or its Affiliates or Associates has or shares the power to vote or direct the voting of the security pursuant to a revocable proxy given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under Section 12 of the Securities Exchange Act of 1934 and pursuant to, and in accordance with, the applicable rules and regulations under the Securities Exchange Act of 1934, except if the power is then reportable by the Person on
Schedule 13D under the Securities Exchange Act. No officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person by virtue of any actions as an officer or director. Any calculation of the number of shares of Common Stock outstanding at any time will be made in accordance with the provisions of Rule 13d-3(d)(1) under the Securities Exchange Act.

      Flip-In
      -------

      On the tenth Business Day after the date on which a person becomes an Acquiring Person, defined as a Flip-In Date, each Right will permit the holder to buy from the Company that number of shares of Common Stock having an aggregate Market Price equal to twice the Exercise Price (as adjusted) upon payment of the Exercise Price. Any Rights that are or were Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof shall become void and any holder of those Rights shall thereafter have no right to exercise or transfer those Rights. The Board of Directors, at its option, may at any time after a Flip-In Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding Common Stock, elect to exchange all the then outstanding Rights (other than voided rights) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right. Upon the exchange of the Rights, the ability to exercise the Rights will terminate immediately. The Company has the right to substitute for any of the shares of Common Stock that it is obligated to issue, shares of the Series E Preferred Stock, at a ratio of one ten-thousandth of a share of Series E Preferred Stock for each share of Common Stock. Whenever there are insufficient shares of Common Stock or Series E Preferred Stock available for issuance, the Company shall either call a meeting of shareholders to approve additional shares to be authorized or take action as may be permissible to provide that each Right constitute the right to receive cash, debt or equity securities or other assets having a fair value equal to twice the Exercise Price in return for payment of the Exercise Price, or without payment of the Exercise Price, cash, debt or equity securities or other assets having a fair value equal to the Exercise Price, or if the Board of Directs elects to exchange the Rights, debt or equity securities or other assets having a fair value equal to the product of the Market Price of a share of Common stock on the Flip-In Date times the Exchange Ratio in effect on the Flip-In Date.

      The Market Price of a security is the average of the daily closing prices per share of such security on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding the determination date, subject to adjustment. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of the securities, in either case as reported by the principal reporting system with respect to the securities listed or admitted to trading; provided, however, that if on any date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of the securities on the date will mean the fair value per share of securities on the date as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

      The Board of Directors, at its option, at any time prior to the close of business on the Flip-In Date, may elect to redeem all of the outstanding Rights at a Redemption Price of $.01. The Redemption Price is payable in cash or shares of stock or other securities, at the Company's election. Immediately on an election to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate, and thereafter each Right will represent only the right to receive the Redemption Price in cash or securities.

      Flip-Over
      ---------

      The Rights Agreement contains a Flip-Over provision. Prior to the Expiration Time, the Company will not enter into an agreement to consolidate or merge or participate in a business combination with any other Person in which the Company is not the surviving corporation, or in which all or any part of the Company's Common Stock is converted or exchanged for securities, cash or property of the other Person, or in which it sells or transfers its assets (A) aggregating more than 50% of the assets or (B) generating more than 50% of the operating income or cash flow, unless it has an agreement with the acquirer, which is known as the Flip-Over Entity, for the benefit of the holders of the Rights, providing that each Right (other than those that have become void) will have the ability to purchase from the Flip-Over Entity that number of shares of capital stock with the greatest voting power in respect of the election of directors of the Flip-Over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-Over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally) and the Flip-Over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-Over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement.

      Other Material Terms
      --------------------

      The Rights Agreement expires on November 21, 2015.

      The Rights are not exercisable until the Separation Time and will expire at the close of business on the tenth anniversary of the Rights Agreement unless earlier redeemed by the Company as described below. Holders of Rights, as such, will not have any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights are exercised or exchanged as provided in the Rights Agreement. Holders of Rights will have the rights and privileges as shareholders in respect of the related Common Stock that they hold.

      The Company (i) will take all necessary action to ensure that all shares delivered upon exercise of Rights shall be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable; (ii) will take all necessary action to comply with any applicable requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, but the Company will not be required to pay any transfer tax or charge that may be payable in respect of any transfer of Rights Certificates or the issuance or delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised.

      The Company and the Rights Agent may from time to time supplement or amend the Rights Agreement without the approval of any holders of Rights (i) prior to a Flip-In Date, in any respect, and (ii) after a Flip-In Date, to make any changes that the Company may deem necessary or desirable and that shall not materially adversely affect the interests of the holders of Rights generally (other than an Acquiring Person or an Affiliate or an Associate of an Acquiring Person) or in order to cure any ambiguity or to correct or supplement any provision contained herein that may be inconsistent with any other provisions herein or otherwise defective.

      The Board of Directors of the Company has the exclusive power and authority to administer the Rights Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of the Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of the Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of the Right Agreement. All actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the board to any liability to the holders of the Rights

      Summary of the Series E Preferred Stock
      ---------------------------------------

      A total of 100,000 shares of Series E Preferred Stock will be reserved for issuance upon exercise of the Rights. The number of shares may be increased or decreased by the Board of Directors, but not below the number then outstanding. Each share of the Series E Preferred Stock will be identical in all respects with the other shares of the series, except as to the dates from and after which dividends thereon shall be cumulative. Shares of the Series E Preferred Stock may be issued in fractional shares, which fractional shares will entitle the holder to all the rights of a holder of a whole share in proportion to the fraction held.

      Once issued, the holders of the Series E Preferred Stock will be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefore, dividends as follows: (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Company) are payable on or in respect of Common Stock comprising part of the Reference Package, in an amount per whole share of the Series E Preferred Stock equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Company) that would be payable on such date to a holder of the Reference Package, and (B) on the last day of March, June, September and December in each year, in an amount per whole share of the Series E Preferred Stock equal to the excess (if any) of $100 over the aggregate dividends paid per whole share of the Series E Preferred Stock during the three-month period ending on such last day. Each dividend shall be paid to the holders of record of shares of the Series E Preferred Stock on the date, not exceeding 60 days preceding the dividend or distribution payment date, fixed for that purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of the Series E Preferred Stock shall be cumulative. The term "Reference Package" initially means 10,000 shares of Common Stock. In the event the Company shall at any time (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or
(C) combine any Common Stock into a smaller number of shares, then and in each case the Reference Package after the event shall be the Common Stock that a holder of the Reference Package immediately prior to the event would hold thereafter as a result of the corporate action. Holders of the Series E Preferred Stock will not be entitled to any dividends in excess of the full cumulative dividends.

      In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, the Series E Preferred Stock will be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind) that a holder of the Reference Package would be entitled to receive as a result of the transaction and the redemption price will be adjusted.

      In the event of liquidation, dissolution or winding up of the Company, the holder of the Series E Preferred Stock will be entitled to be paid in full an amount per whole share of Series E Preferred Stock equal to the greater of $100 or the amount distributed or to be distributed in connection with such liquidation or winding up to a holder of the Reference Package, together with accrued dividends, whether or not earned or declared. This payment will be made before any distribution or payment is made on any date to the holders of the Common stock or any other stock of the Company ranking junior to the Series E Preferred Stock on liquidation, dissolution or winding up. If the assets of the Company are insufficient, ratable distribution will be made on shares ranking on parity with the Series E Preferred Stock, including on the Series E Preferred Stock.

      The Series E Preferred Stock will rank junior to all other series or classes of preferred stock of the Company, now existing or hereafter created, as to payment of dividends and the distribution of assets, unless the terms of such other series or class shall provide otherwise.

      In addition to any other vote or consent of shareholders required by law or by the certificate of incorporation of the Company, each whole share of the Series E Preferred Stock will, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and voting on such matter and shall have the number of votes thereon that a holder of the Reference Package would have.

Item 9.01 --  Financial Statements and Exhibits

      (a)   Financial Statements

                        Not applicable

      (b)   Pro Forma Financial Statements

                        Not Applicable

      (c)   Exhibits

            4.01 Shareholder Protection Rights Agreement dated November 21, 2005, between ParkerVision, Inc. and American Stock Transfer & Trust Company, as Rights Agent

            4.02 Certificate of Designations of the Preferences, Limitations and Relative Rights of Series E Preferred Stock

            4.03 Form of Rights Certificate pursuant to Shareholder Protection Rights Agreement dated November 21, 2005

            99.1        Press Release dated November 22, 2005

            99.2 Form of Letter to Shareholders of ParkerVision regarding the adoption of the Rights Agreement

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      November 22, 2005                   PARKERVISION, INC.

                                          By:      /s/ Jeffrey L. Parker
                                                --------------------------------
                                                Jeffrey L. Parker
                                                Chief Executive Officer